SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-12

TRANSAMERICA FUNDS

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Dear Shareholder:

We recently sent you proxy materials regarding a Special Meeting of Shareholders scheduled to be held on November 16, 2012. Our records indicate that we have not received your vote. We urge you to vote as soon as possible so we can obtain a sufficient number of votes to hold the meeting. By voting now you will help save on the cost of additional mailings and calls to shareholders.

Please Vote Today!

You may think your vote is not important, but your participation is critical to hold the meeting, so please vote immediately. We urge you to vote your proxy now. You and all other Fund shareholders will benefit from your cooperation.

The Board of Trustees recommends a vote “FOR” each of the proposals detailed in your proxy statement. A copy of the proxy statement is available by calling the toll free number 1-800 735-3568.

Call 1-800-735-3568 to vote now.

Your vote is urgently

needed!

Please vote now to be sure

your vote is received in time

for the

November 16, 2012

Special Meeting of

Shareholders.

Voting takes only a few minutes.

Thank you for your participation in this

important matter.

Transamerica Funds has made it very easy for you to vote. Choose one of the following methods:

•     Speak to a live proxy specialist by calling the number above. We can answer your questions and record your vote. (Open: M-F 8am – 10pm, Sat 11am – 5pm ET)

•     Log on to the website noted on your proxy card/voting instruction form and enter your control number printed on the card, and vote by following the on-screen prompts.

•     Call the phone number on the proxy card/voting instruction form and enter the control number printed on the card and follow the touchtone prompts.

•     Mail in your signed proxy card/voting instruction form in the envelope provided.

TF-R1

D. F. King & Co., Inc.

Telephone Script

Transamerica Funds

Special Meeting of Shareholders: November 16, 2012

Hello I’m calling regarding your investment in Transamerica Funds, May I speak with Mr. /Mrs. /Ms. [SHAREHOLDER’S LAST NAME]?

[IF THE SHAREHOLDER IS NOT AVAILABLE]

I am calling regarding The Special Meeting of Shareholders scheduled for November 16, 2012. May I leave a call back number so that he/she may get more information regarding the matter? Or is there a better time to reach him/her?

[ONCE SHAREHOLDER IS ON THE LINE]

Mr. /Mrs. /Ms. [SHAREHOLDER’S LAST NAME] I’m calling on a recorded line regarding your investment in the [FUND NAME) my name is [STATE YOUR FIRST AND LAST NAME].

Recently, you were mailed proxy materials, along with a proxy card or voting instruction form to cast your vote at the upcoming Special Meeting of Shareholders to be held on November 16, 2012. The tabulator for the Special Meeting has yet to receive your vote. Therefore, I’m calling to ask if you would be willing to vote your shares by telephone with me now.

IF THEY DID NOT RECEIVE PROXY MATERIALS – Help the shareholder obtain the materials he/she requires. If a NOBO, give him/her the 800# and have them call back when they receive the materials. If registered, we will send the materials directly. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as “14” or “15”.

IF YES – The Fund’s Board of Directors has approved the proposal and is recommending a vote in favor of the proposals. Would you like to vote your shares as recommended by the Board on all proposals?

Just to confirm, you have voted with the recommendation of the Board on all proposals. Is that correct?

IF YES – Thank you. I’ve recorded your vote as recommended by the Board in favor of the proposal. We’ll send a written confirmation of this vote to you at your address of record which will also provide instructions should you later decide to change your vote. For confirmation purposes, please tell me your full name and address, including city, state and zip code.

If the shareholder’s name and address are correct:

Thank you for your time and your vote Mr. /Mrs. /Ms. [SHAREHOLDER’S LAST NAME]. Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the shareholder’s name and address are NOT correct:

Mr./Mrs./Ms.[SHAREHOLDER’S LAST NAME] the information that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone. Instead, I urge you to complete, sign, date and return your proxy card or voting instruction form at your earliest convenience, or vote your shares by touch-tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF NO – [REFER TO APPROPRIATE REBUTTAL AND CONCLUDE BY ASKING IF UPON REFLECTION THE SHAREHOLDER WOULD LIKE YOU TO RECORD A VOTE CONSISTENT WITH THE BOARD’S RECOMMENDATION ON THE PROPOSAL.]

IF YES – Thank you. I’ve recorded your vote as recommended by the Board on all proposals. We’ll send a written confirmation of this vote to you at your address of record which will also provide instructions should you later decide to change your vote. For confirmation purposes, please tell me your full name and address, including city, state and zip code.

If the shareholder’s name and address are correct:

Thank you for your time and your vote Mr. /Mrs. /Ms. [SHAREHOLDER’S LAST NAME]. Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the shareholder’s name and address are NOT correct:

Mr./Mrs./Ms.[SHAREHOLDER’S LAST NAME] the information that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone. Instead, I urge you to complete, sign, date and return your proxy card or voting instruction form at your earliest convenience, or vote your shares by touch-tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF STILL NO - Okay, I can still help. Would you like to vote your shares contrary to the recommendation of the Board and against all proposals?

AGAINST PROPOSALS – Thank you. I have recorded your vote against all proposals. We’ll send a written confirmation of this vote to you at your address of record which will also provide instructions should you later decide to change your vote. For confirmation purposes, please tell me your full name and address, including city, state and zip code.

If the shareholder’s name and address are correct:

Thank you for your time and your vote Mr. /Mrs. /Ms. [SHAREHOLDER’S LAST NAME]. Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the shareholder’s name and address are NOT correct:

Mr. /Mrs. /Ms. [SHAREHOLDER’S LAST NAME] the information that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone. Instead, I urge you to complete, sign, date and return your proxy card or voting instruction form at your earliest convenience, or vote your shares by touch tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF NO (I.E., THEY JUST WON’T VOTE) – I’m sorry for the inconvenience. As a shareholder of the Fund on the record date, your vote is very important. If you change your mind and would like us to assist you in voting by telephone, please call us back toll-free at 1-800-735-3568 at any time between 8:00 AM and 10:00 PM (Eastern Time) weekdays or between Noon and 5:00 PM on Saturdays. Or you can vote at any time by completing, signing, dating and returning your proxy card or voting instruction form using the postage-paid envelope provided, or by touch-tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

Transamerica Funds

Special Meeting of Shareholders

November 16, 2012

Answering Machine Message

Hello.

As a shareholder in the Transamerica Funds, you should have recently received proxy materials in the mail concerning the Fund’s Special Meeting of Shareholders to be held on November 16, 2012.

Your vote is very important and the meeting date is fast approaching. Please sign, date and promptly mail your proxy card or voting instruction form in the postage-paid envelope provided.

If we do not receive enough votes, the meeting will be adjourned and additional votes will be solicited.

Internet or touch-tone telephone voting also is available. Please follow the instructions provided on your proxy card or voting instruction form to vote by one of these methods.

If you have any questions, would like to vote or need new proxy materials, please call D.F. King, which is your Fund’s proxy solicitor, at 1-800-735-3568.

Thank you.

Vote by using Federal Express

1.	Sign and date your ballot(s).

2.	Insert the signed and dated ballot(s) into the Federal Express return envelope. A pre-printed air bill form is attached to the envelope.

3.	Call Federal Express at 1-800-463-3339 and inform them that you have a Federal Express package to be picked up.

4.	A Federal Express messenger will be dispatched to your home or office.

5.	There is a FedEx account number pre-printed on the air bill - there is no cost to you for this service.

Vote by Telephone

Call toll-free 1-800-735-3568 and follow the recorded instructions.

Vote by Fax

Sign and date your ballot(s) and fax your vote(s) to us at (781) 356-4987. The fax service is available 24 hours a day.